Exhibit 99.1 Broadband HOLDRS Trust Prospectus

PROSPECTUS
-----------------

                          [LOGO] BROADBAND HOLDRS SM

                       1,000,000,000 Depositary Receipts
                           Broadband HOLDRS SM Trust

      The Broadband HOLDRS SM Trust issues Depositary Receipts called Broadband HOLDRS SM representing your undivided beneficial ownership in the U.S.-traded common stock of a group of specified companies that, among other things, develop, manufacture and market products and services which facilitate the transmission of data, video and voice more quickly and more efficiently than traditional telephone line communications. The Bank of New York is the trustee. You only may acquire, hold or transfer Broadband HOLDRS in a round-lot amount of 100 Broadband HOLDRS or round-lot multiples. Broadband HOLDRS are separate from the underlying deposited common stocks that are represented by the Broadband HOLDRS. For a list of the names and the number of shares of the companies that make up a Broadband HOLDR, see "Highlights of Broadband HOLDRS-- The Broadband HOLDRS" starting on page 9.

      Investing in Broadband HOLDRS involves significant risks. See "Risk Factors" starting on page 4.

      Broadband HOLDRS are neither interests in nor obligations of either the initial depositor, Merrill Lynch, Pierce, Fenner & Smith Incorporated, or The Bank of New York, as trustee.

      The Broadband HOLDRS are listed on the American Stock Exchange under the symbol "BDH." On February 15, 2001, the last reported sale price of the Broadband HOLDRS on the American Stock Exchange was $44.25.

                               ----------------

      Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                               ----------------

               The date of this prospectus is February 16, 2001.

"HOLDRS" and "HOLding Company Depositary ReceiptS" are service marks of Merrill Lynch & Co., Inc.

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
Summary....................................................................   3
Risk Factors...............................................................   4
Highlights of Broadband HOLDRS.............................................   9
The Trust..................................................................  15
Description of Broadband HOLDRS............................................  15
Description of the Underlying Securities...................................  16
Description of the Depositary Trust Agreement..............................  18
Federal Income Tax Consequences............................................  22
ERISA Considerations.......................................................  25
Plan of Distribution.......................................................  25
Legal Matters..............................................................  26
Where You Can Find More Information........................................  26

                               ----------------

      This prospectus contains information you should consider when making your investment decision. With respect to information about Broadband HOLDRS, you should rely only on the information contained in this prospectus. We have not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell Broadband HOLDRS in any jurisdiction where the offer or sale is not permitted.

      The Broadband HOLDRS are not registered for public sale outside of the United States. Non-U.S. receipt holders should refer to "Federal Income Tax Consequences--Non-U.S. receipt holders" and we recommend that non-U.S. receipt holders consult their tax advisors regarding U.S. withholding and other taxes which may apply to ownership of the Broadband HOLDRS or of the underlying securities through an investment in the Broadband HOLDRS.

                                    SUMMARY

      The Broadband HOLDRS trust was formed under the depositary trust agreement, dated as of March 22, 2000 among The Bank of New York, as trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated, other depositors and the owners of the Broadband HOLDRS. The trust is not a registered investment company under the Investment Company Act of 1940.

      The trust currently holds shares of common stock issued by a group of specified companies that were, at the time of the initial offering, generally considered to be involved in various aspects of the broadband business. Companies involved in the broadband business develop, manufacture and market products and services which, among other things, facilitate the transmission of data, video and voice more quickly and more efficiently than traditional telephone line communications. The number of shares of each company's common stock currently held by the trust with respect to each round-lot of Broadband HOLDRS is specified under "Highlights of Broadband HOLDRS--The Broadband HOLDRS." This group of common stocks, and the securities of any company that may be added to the Broadband HOLDRS, are collectively referred to in this prospectus as the underlying securities. There are currently 19 companies included in the Broadband HOLDRS, which may change as a result of reconstitution events, distributions of securities by underlying issuers or other events. The Broadband HOLDRS are separate from the underlying common stocks that are represented by the Broadband HOLDRS. On February 15, 2001, there were 7,283,100 Broadband HOLDRS outstanding.

                                  RISK FACTORS

      An investment in Broadband HOLDRS involves risks similar to investing directly in each of the underlying securities outside of the Broadband HOLDRS, including the risks associated with a concentrated investment in broadband companies.

General Risk Factors

     . Loss of investment. Because the value of Broadband HOLDRS directly relates to the value of the underlying securities, you may lose a substantial portion of your investment in the Broadband HOLDRS if the underlying securities decline in value.

     . Discount trading price. Broadband HOLDRS may trade at a discount to the aggregate value of the underlying securities.

     . Not necessarily representative of the broadband business. At the time of the initial offering, the companies included in the Broadband HOLDRS were generally considered to be involved in various aspects of the broadband business. However, the market price of the underlying securities and the Broadband HOLDRS may not necessarily follow the price movements of the entire broadband business. If the underlying securities decline in value, your investment in the Broadband HOLDRS will decline in value, even if common stock prices of companies involved in the broadband business generally increase in value. In addition, since the time of the initial offering, the companies included in the Broadband HOLDRS may not be involved in the broadband business. In this case, the Broadband HOLDRS may not consist of securities issued only by companies involved in the broadband business.

     . Not necessarily comprised of solely broadband companies. As a result of distributions of securities by companies included in the Broadband HOLDRS or other corporate events, such as mergers, securities of companies that are not currently included in the Broadband HOLDRS and that are not involved in the broadband industry may be included in the Broadband HOLDRS. Pursuant to an amendment to the depositary trust agreement, the securities of a new company will only be distributed from the Broadband HOLDRS if the securities have a different Standard & Poor's Corporation sector classification than any of the underlying issuers included in Broadband HOLDRS at the time of the distribution or the corporate event or if the securities are not listed for trading on a U.S. national securities exchange or through Nasdaq NMS. As there are only 11, broadly defined sector classifications, the use of Standard and Poor's sector classifications to determine whether a new company will be included in the Broadband HOLDRS provides no assurance that each new company included in the Broadband HOLDRS will be involved in the broadband industry. Currently, the underlying securities included in the Broadband HOLDRS are represented in the Technology sector. Since each sector classification is defined so broadly, the securities of a new company could have the same sector classification as a company currently included in the Broadband HOLDRS yet not be involved in the broadband industry. In addition, the sector classifications of securities included in the Broadband HOLDRS may change over time if the companies that issued these securities change their focus of operations or if Standard & Poor's alters the criteria it uses to determine sector classifications, or both. Therefore, additional sector classifications may be represented in the Broadband HOLDRS which may also result in the inclusion in the Broadband HOLDRS of the securities of a new company that is not involved in the broadband industry.

     . No investigation of underlying securities. The underlying securities initially included in the Broadband HOLDRS were selected by Merrill Lynch, Pierce, Fenner & Smith Incorporated based on the market capitalization of issuers and the market liquidity of common stocks in the broadband business, without regard for the value, price performance, volatility or investment merit of the underlying securities. Consequently, the Broadband HOLDRS trust, the trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and their affiliates, have not performed any investigation or review of the selected companies, including the public filings by the companies. Investors and market participants should not conclude that the inclusion of a company is any form of investment recommendation by the trust, the trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated, or their affiliates.

     . Loss of diversification. As a result of industry developments, reorganizations or market fluctuations affecting issuers of the underlying securities, Broadband HOLDRS may not necessarily be a diversified investment in the broadband business. In addition, reconstitution events, distributions of securities by an underlying issuer or other events, which may result in the distribution of securities from, or the inclusion of additional securities in, the Broadband HOLDRS, may also reduce diversification. Broadband HOLDRS may represent a concentrated investment in one or more of the underlying securities which would reduce investment diversification and increase your exposure to the risks of concentrated investments.

     . Conflicting investment choices. In order to sell one or more of the underlying securities individually, participate in a tender offer relating to one or more of the underlying securities or participate in any form of stock repurchase program by an issuer of an underlying security, you will be required to cancel your Broadband HOLDRS and receive delivery of each of the underlying securities. The cancellation of your Broadband HOLDRS will allow you to sell individual underlying securities or to deliver individual underlying securities in a tender offer or any form of stock repurchase program. The cancellation of Broadband HOLDRS will involve payment of a cancellation fee to the trustee.

     . Trading halts. Trading in Broadband HOLDRS on the American Stock Exchange may be halted if trading in one or more of the underlying securities is halted. Trading in Broadband HOLDRS may be halted even if trading continues in some or all of the underlying securities. If trading is halted in Broadband HOLDRS, you will not be able to trade Broadband HOLDRS and you will only be able to trade the underlying securities if you cancel your Broadband HOLDRS and receive each of the underlying securities.

     . Delisting from the American Stock Exchange. If the number of companies whose securities are held in the trust falls below nine, the American Stock Exchange may consider delisting the Broadband HOLDRS. If the Broadband HOLDRS are delisted by the American Stock Exchange, a termination event will result unless the Broadband HOLDRS are listed for trading on another U.S. national securities exchange or through Nasdaq NMS within five business days from the date the Broadband HOLDRS are delisted. There are currently 19 companies whose securities are included in the Broadband HOLDRS.

     . Possible conflicts of interest. Merrill Lynch, Pierce, Fenner & Smith Incorporated, as initial depositor, selected the underlying securities that were originally included in the Broadband HOLDRS and may face possible conflicts of interest as Merrill Lynch, Pierce, Fenner & Smith Incorporated and its affiliates may engage in investment banking or may provide other services for issuers of the underlying securities in connection with its business.

Risk Factors Specific to Companies Involved in the Broadband Business

     . The stock prices of companies involved in the broadband industry have been and will likely continue to be extremely volatile, which will directly affect the price volatility of the Broadband HOLDRS, and you could lose a substantial part of your investment. The trading prices of the common stocks of broadband companies have been extremely volatile. These stock prices could be subject to wide fluctuations in response to a variety of factors, including the following:

            .  general market fluctuations;

            . actual or anticipated variations in companies' quarterly operating results;

            . announcements of technological innovations or new services by competitors of the companies included in the Broadband HOLDRS;

            . announcements by broadband companies or their competitors of significant acquisitions, strategic partnerships, joint ventures or capital commitments;

            . failure to integrate or realize projected benefits from acquisitions;

            .  unscheduled system downtime;

            .  changes in government regulations; and

            .  fluctuations in quarterly and annual operating results.

        In addition, the trading prices of broadband stocks in general have experienced extreme price and volume fluctuations in recent months. These fluctuations often have been unrelated or disproportionate to the operating performance of these companies. The valuations of many broadband stocks are high when measured by conventional valuation standards such as price to earnings and price to sales ratios. Some of the companies do not or in the future might not have earnings. As a result, these trading prices may decline substantially and valuations may not be sustained. Any negative change in the public's perception of the prospects of broadband companies, generally, could depress the stock prices of a broadband company regardless of broadband companies' results. Other broad market and industry factors may decrease the stock price of broadband stocks, regardless of their operating results. Market fluctuations, as well as general political and economic conditions such as recession or interest rate or currency rate fluctuations, also may decrease the market price of broadband stocks.

        As a result of fluctuations in the trading prices of the companies included in the Broadband HOLDRS, the trading price of Broadband HOLDRS has fluctuated significantly. The initial offering price of a Broadband HOLDR, on April 5, 2000, was $94.32 and over the last year it has reached a high of $104.11 and a low of $41.13.

     . The ability to maintain or increase market share depends on timely introduction and market acceptance of new products offered by broadband companies. The Internet, cable and telecommunications markets which broadband companies serve are characterized by rapidly changing technology, evolving industry standards and practices, frequent new product and service introductions and enhancements, and changing customer demands. The success of many broadband companies will depend on their ability to adapt to rapidly changing technologies, to adapt their services to evolving industry standards and to continually improve the performance, features and reliability of their products. They must quickly develop, introduce and deliver their products, or incur the risk that their competitors will introduce the same or similar products, or products which could make their products obsolete. In addition, the widespread adoption of new technologies could require substantial expenditures to modify or adapt the existing products offered by many broadband companies. New product research and development may be costly and time-consuming. Many broadband companies may not successfully introduce new products, develop and maintain a loyal customer base or achieve general market acceptance for their products, and failure to do so could have a material adverse effect on their business, results of operations and financial condition.

     . Some of the companies involved in the broadband business are also engaged in other lines of business unrelated to the broadband business, and they may experience problems with these lines of business which could adversely affect their operating results. Some of the companies which comprise the Broadband HOLDRS have lines of business that do not relate to the broadband business and which may present additional risks not mentioned in this prospectus. The operating results of these broadband companies may fluctuate as a result of these additional risks and events in the industries of these other lines of business. Despite a company's possible success in the broadband business, there can be no assurance that the other lines of business in which these companies are engaged will not have an adverse effect on a company's business or financial condition.

     . Many broadband companies have developed new technologies and created new standards for the broadband business and currently rely on a limited number of customers as purchasers of their products. Several broadband companies currently rely on a limited number of customers for their broadband products and services. If new customers do not adopt these technologies for their own systems, the operating results and financial condition of these broadband companies may be adversely affected. In addition, many broadband technologies are marketed to cable operators. The cable industry is undergoing significant consolidation, and a limited number of cable operators control a large percentage of the cable industry. Therefore, the number of new customers may be limited, and if the leading cable operators do not adopt a broadband company's products and services, its operating results and financial conditions may be adversely affected.

     . Many broadband companies rely on a single supplier or a limited number of suppliers for the components used in their products, and if quality components are not delivered by the suppliers on a timely basis, these companies will not be able to deliver their products on a timely schedule which could adversely affect their financial condition. Reliance on a single supplier or limited number of suppliers subjects many broadband companies to risks of delivery delays, price increases, receipt of non-conforming or poor quality components and inability to obtain long-term supplies of components. Any reduction or interruption in these third parties supply or manufacturing could adversely affect many broadband companies ability to deliver their products and meet customer needs. There can be no assurance that broadband companies will not encounter problems with suppliers which may result in harm to their reputation and adversely affect their operations and financial condition.

     . The broadband business is very competitive, and a broadband company's failure to establish a customer base which uses its technologies would adversely affect its operating results. Broadband access services can be based on several different technologies, and the competition among broadband companies to convince a provider to select its technology can be intense. The broadband market is new and rapidly evolving and it is likely that competitors will expand their business to produce existing technologies as well as continue to develop new technologies which compete with, or make obsolete, the existing technologies. Many broadband companies face significant competition from other companies which have greater market share and financial resources. These companies may be better positioned to finance research and development activities, and they may have greater resources with which to acquire other companies in the industry.

     . Failure to integrate acquisitions could disrupt operations and prevent the realization of intended benefits. Many broadband companies are active acquirers of other companies as part of their business plans. There can be no assurance that many broadband companies will be able to integrate these acquired companies, which may result in failure to realize expected cost savings, increases in revenue and other projected benefits from such integration. There can also no be no assurance that many broadband companies will be able to attract and retain qualified personnel from acquired businesses or be successful in integrating such personnel. Furthermore, broadband companies may suffer material adverse short and long-term effects on operating results and financial condition as a result of such acquisitions.

     . Many broadband companies are subject to telecommunications industry regulations, which could adversely affect the nature and extent of the services offered. Many aspects of the telecommunications industry are subject to regulation at the federal, state and local levels. The regulatory entities that have jurisdiction over many broadband companies business may adopt new or modified regulations or take other actions as a result of their own regulatory processes or as directed by other governmental bodies. There can be no assurances that changes in the regulatory environment will not adversely affect the nature and extent of the services offered.

     . The international operations of many broadband companies expose them to risks associated with instability and changes in economic and political conditions, foreign currency fluctuations, changes in foreign regulations and other risks inherent to international business. Many broadband companies have international operations and derive substantial revenue from international sales. The risks of international business that the companies are exposed to include the following:

            .  general economic, social and political conditions;

            . the difficulty of enforcing intellectual property rights, agreements and collecting receivables through certain foreign legal systems;

            . differing tax rates, tariffs, exchange controls or other similar restrictions;

            .  currency fluctuations; and

            . changes in, and compliance with, domestic and foreign laws and regulations which impose a range of restrictions on operations, trade practices, foreign trade and international investment decisions.

     . Many broadband companies are dependent on their ability to continue to attract and retain highly-skilled technical and managerial personnel to develop and generate their business. The success of many broadband companies is highly dependent of the experience, abilities and continued services of key executive officers and key technical personnel. If these companies lose the services of any of these officers or key technical personnel, their future success could be undermined. Competition for personnel is intense. There is no certainty that any of these broadband companies will be able to continue to attract and retain qualified personnel.

     . Inability to adequately protect proprietary rights may harm the competitive positions of many broadband companies. Many broadband companies rely on a combination of copyrights, trademarks, service marks and trade secret law and contractual restrictions to establish and protect proprietary rights in their products and services. There can be no assurance that these companies will be able to protect their intellectual property if they are unable to enforce their rights or if they do not detect unauthorized use of their intellectual property. Furthermore, any steps taken to protect intellectual property may be inadequate, time consuming and expensive. In addition, broadband companies may be subject to claims that their products and services infringe the intellectual property rights of others. Any claim, whether meritorious or not, could be time consuming, result in costly litigation, delay product or service introduction or require broadband companies to enter into royalty or licensing agreements.

                         HIGHLIGHTS OF BROADBAND HOLDRS

      This discussion highlights information regarding Broadband HOLDRS. We present certain information more fully in the rest of this prospectus. You should read the entire prospectus carefully before you purchase Broadband HOLDRS.

Issuer......................  Broadband HOLDRS Trust.

The trust...................  The Broadband HOLDRS Trust was formed under the depositary trust agreement, dated as of March 22, 2000, among The Bank of New York, as trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated, other depositors and the owners of the Broadband HOLDRS and was amended on November 22, 2000. The trust is not a registered investment company under the Investment Company Act of 1940.

Initial depositor...........  Merrill Lynch, Pierce, Fenner & Smith
                              Incorporated.

Trustee.....................  The Bank of New York, a New York state-chartered banking organization, is the trustee and receives compensation as set forth in the depositary trust agreement.

Purpose of Broadband          Broadband HOLDRS are designed to achieve the
HOLDRS......................  following:

                              Diversification. Broadband HOLDRS are designed to allow you to diversify your investment in the broadband business through a single, exchange-listed instrument representing your undivided beneficial ownership of the underlying securities.

                              Flexibility. The beneficial owners of Broadband HOLDRS have undivided beneficial ownership interests in each of the underlying securities represented by the Broadband HOLDRS, and can cancel their Broadband HOLDRS to receive each of the underlying securities represented by the Broadband HOLDRS.

                              Transaction costs. The expenses associated with buying and selling Broadband HOLDRS in the secondary market are expected to be less than separately buying and selling each of the underlying securities in a traditional brokerage account with transaction-based charges.

Trust assets................  The trust holds shares of common stock issued by specified companies that, when initially selected, were involved in the broadband business. Except when a reconstitution event, distribution of securities by an underlying issuer or other event occurs, the group of companies will not change. Reconstitution events are described in this prospectus under the heading "Description of the Depositary Trust Agreement--Distributions" and "--Reconstitution events." There are currently 19 companies included in the Broadband HOLDRS.

                              The trust's assets may increase or decrease as a result of in-kind deposits and withdrawals of the underlying securities during the life of the trust.

The Broadband HOLDRS........  The trust has issued, and may continue to issue,
                              Broadband HOLDRS that represent an undivided beneficial ownership interest in the shares of common stock that are held by the trust. The Broadband HOLDRS themselves are separate from the underlying securities that are represented by the Broadband HOLDRS.

                              The following chart provides the

                              . names of the 19 issuers of the underlying securities currently represented by a Broadband HOLDR,

                              .  stock ticker symbols,

                              . share amounts currently represented by a round-lot of 100 Broadband HOLDRS and,

                              . principal U.S. market on which the shares of common stock of the selected companies are traded.

                                                              Primary
                                                       Share  Trading
                        Name of Company        Ticker Amounts Market
                  ---------------------------- ------ ------- -------
                  Applied Micro Circuits
                   Corporation                  AMCC      2   NASDAQ
                  Broadcom Corporation          BRCM      2   NASDAQ
                  Ciena Corporation             CIEN      2   NASDAQ
                  Comverse Technology, Inc.     CMVT      2   NASDAQ
                  Conexant Systems, Inc.        CNXT      2   NASDAQ
                  Copper Mountain Networks,
                   Inc.                         CMTN      1   NASDAQ
                  Corning, Inc.                 GLW       9    NYSE
                  JDS Uniphase
                   Corporation(/1/)             JDSU   11.8*  NASDAQ
                  Lucent Technologies, Inc.      LU      29    NYSE
                  Motorola, Inc.                MOT      18*   NYSE
                  Next Level Communications,
                   Inc.                         NXTV      1   NASDAQ
                  Nortel Networks Corporation    NT      28    NYSE
                  PMC-Sierra, Inc.              PMCS      1   NASDAQ
                  Qualcomm Incorporated         QCOM      8   NASDAQ
                  RF Micro Devices, Inc.        RFMD      2   NASDAQ
                  Scientific-Atlanta, Inc.      SFA       2    NYSE
                  Sycamore Networks, Inc.       SCMR      3   NASDAQ
                  Tellabs, Inc.                 TLAB      4   NASDAQ
                  Terayon Communications
                   Systems, Inc.                TERN      2   NASDAQ

                              -----------
                              * Reflects previous stock split or business combination.
                              (/1/) On February 13, 2001, JDS Uniphase
                                    Corporation completed its acquisition of
                                    SDL, Inc. As a result of the merger, one share of SDL previously represented in each round-lot of 100 Broadband HOLDRS has been exchanged for 3.8 shares of JDS Uniphase. The share amount of JDS Uniphase represented by a round-lot of 100 Broadband HOLDRS is
                                    11.8. Please see the description of JDS
                                    Uniphase in Annex A.

                              These companies generally were considered to be among the 20 largest and most liquid companies with U.S.-traded common stock involved in the broadband business, as measured by market capitalization and trading volume on March 14, 2000. The market capitalization of a company was determined by multiplying the market price of its common stock by the number of outstanding shares of its common stock.

                              The trust only will issue and cancel, and you only may obtain, hold, trade or surrender, Broadband HOLDRS in a round-lot of 100 Broadband HOLDRS and round-lot multiples. The trust will only issue Broadband HOLDRS upon the deposit of the whole shares represented by a round-lot of 100 Broadband HOLDRS. In the event that a fractional share comes to be represented by a round-lot of Broadband HOLDRS, the trust may require a minimum of more than one round-lot of 100 Broadband HOLDRS for an issuance so that the trust will always receive whole share amounts for issuance of Broadband HOLDRS.

                              The number of outstanding Broadband HOLDRS will increase and decrease as a result of in-kind deposits and withdrawals of the underlying securities. The trust will stand ready to issue additional Broadband HOLDRS on a continuous basis when an investor deposits the required shares of common stock with the trustee.

Purchases...................  You may acquire Broadband HOLDRS in two ways:

                              . through an in-kind deposit of the required number of shares of common stock of the underlying issuers with the trustee, or

                              . through a cash purchase in the secondary trading market.

Issuance and cancellation     If you wish to create Broadband HOLDRS by
fees........................  delivering to the trust the requisite shares of common stock represented by a round-lot of 100
                              Broadband HOLDRS, The Bank of New York as trustee will charge you an issuance fee of up to $10.00 for each round-lot of 100 Broadband
                              HOLDRS. If you wish to cancel your Broadband
                              HOLDRS and withdraw your underlying securities, The Bank of New York as trustee will charge you a cancellation fee of up to $10.00 for each round-lot of 100 Broadband HOLDRS.

Commissions.................  If you choose to deposit underlying securities in order to receive Broadband HOLDRS, you will be responsible for paying any sales commission associated with your purchase of the underlying securities that is charged by your broker in addition to the issuance fee, charged by the trustee, described above.

Custody fees................  The Bank of New York, as trustee and as custodian, will charge you a quarterly custody fee of $2.00 for each round-lot of 100 Broadband HOLDRS, to be deducted from any cash dividend or other cash distributions on underlying securities received by the trust. With respect to the aggregate custody fee payable in any calendar year for each Broadband HOLDR, the Trustee will waive that portion of the fee which exceeds the total cash dividends and other cash distributions received, or to be received, and payable with respect to such calendar year.

Rights relating to              You have the right to withdraw the underlying
Broadband HOLDRS............  securities upon request by delivering a round-
                              lot or integral multiple of a round-lot of Broadband HOLDRS to the trustee, during the trustee's business hours, and paying the cancellation fees, taxes and other charges. You should receive the underlying securities no later than the business day after the trustee receives a proper notice of cancellation. The trustee will not deliver fractional shares of underlying securities. To the extent that any cancellation of Broadband HOLDRS would otherwise require the delivery of a fractional share, the trustee will sell the fractional share in the market and the trust, in turn, will deliver cash in lieu of the fractional share. Except with respect to the right to vote for dissolution of the trust, the Broadband HOLDRS themselves will not have voting rights.

Rights relating to the          As an owner of a Broadband HOLDR, you have the
underlying securities.......  right to:

                              . Receive all shareholder disclosure materials, including annual and quarterly reports, distributed by the issuers of the underlying securities.

                              . Receive all proxy materials distributed by the issuers of the underlying securities and will have the right to instruct the trustee to vote the underlying securities or may attend shareholder meetings yourself.

                              . Receive dividends and other distributions on the underlying securities, if any are declared and paid to the trustee by an issuer of the underlying securities, net of any applicable taxes or fees; any distributions of securities by an issuer of underlying securities will be deposited into the trust and become part of the Broadband HOLDRS unless the distributed securities are not listed for trading on a U.S. national securities exchange or through Nasdaq NMS or the distributed securities have a Standard & Poor's sector classification that is different from the sector classifications represented in the Broadband HOLDRS at the time of the distribution. In addition, if the issuer of underlying securities offers rights to acquire additional underlying securities or other securities, the rights may be made available to you, may be disposed of or may lapse.

                              If you wish to participate in a tender offer for underlying securities, or any form of stock repurchase program by an issuer of an underlying security, you must obtain the underlying securities by surrendering your Broadband HOLDRS and receiving all of your underlying securities. For specific information about obtaining your underlying securities, you should read the discussion under the caption "Description of the Depositary Trust Agreement."

Reconstitution events.......
                              The depositary trust agreement provides for the automatic distribution of underlying securities from the Broadband HOLDRS to you in the following four circumstances:

                              A. If an issuer of underlying securities no
                                 longer has a class of common stock registered under section 12 of the Securities

                                Exchange Act of 1934, then its securities will no longer be an underlying security and the trustee will distribute the shares of that company to the owners of the Broadband HOLDRS.

                             B. If the SEC finds that an issuer of underlying
                                securities should be registered as an
                                investment company under the Investment
                                Company Act of 1940, and the trustee has actual knowledge of the SEC finding, then the trustee will distribute the shares of that company to the owners of the Broadband HOLDRS.

                             C. If the underlying securities of an issuer
                                cease to be outstanding as a result of a merger, consolidation, corporate combination or other event, the trustee will distribute the consideration paid by and received from the acquiring company or the securities received in exchange for the securities of the underlying issuer whose securities cease to be outstanding to the beneficial owners of Broadband HOLDRS, only if the Standard & Poor's sector classification of the securities received as consideration is different from the sector classifications represented in the Broadband HOLDRS at the time of the distribution or exchange or if the securities received are not listed for trading on a U.S. national securities exchange or through Nasdaq NMS. In any other case, the additional securities received will be deposited into the trust.

                             D. If an issuer's underlying securities are
                                delisted from trading on a U.S. national securities exchange or through Nasdaq NMS and are not listed for trading on another U.S. national securities exchange or through Nasdaq NMS within five business days from the date the securities are delisted.

                             To the extent a distribution of underlying securities from the Broadband HOLDRS is required as a result of a reconstitution event, the trustee will deliver the underlying security to you as promptly as practicable after the date that the trustee has knowledge of the occurrence of a reconstitution event.

                             In addition, securities of a new company will be added to the Broadband HOLDRS, as a result of a distribution of securities by an underlying issuer, where a corporate event occurs, or where the securities of an underlying issuer are exchanged for the securities of another company, unless the securities received (1) have a Standard & Poor's sector classification that is different from the sector classification of any other security then included in the Broadband HOLDRS or (2) are not listed for trading on a U.S. national securities exchange or through Nasdaq NMS.

                             It is anticipated, as a result of the broadly defined Standard & Poor's sector classifications, that most distributions or exchanges of securities will result in the inclusion of new securities in Broadband HOLDRS. The trustee will review the publicly available information that identifies the Standard & Poor's sector classifications of securities to determine whether securities received as a result of a distribution by an underlying issuer or as consideration for securities included in the Broadband HOLDRS will be distributed from the Broadband HOLDRS to you.

Standard & Poor's sector
 classifications............. Standard & Poor's Corporation is an independent source of market information that, among other things, classifies the securities of public companies into various sector classifications based on its own criteria. There are 11 Standard & Poor's sector classifications and each class of publicly traded securities of a company are each given only one sector classification. The securities included in the Broadband HOLDRS are currently represented in the Technology sector. The Standard & Poor's sector classifications of the securities included in the Broadband HOLDRS may change over time if the companies that issued these securities change their focus of operations or if Standard & Poor's alters the criteria it uses to determine sector classifications, or both.

Termination events..........  A. The Broadband HOLDRS are delisted from the
                                 American Stock Exchange and are not listed for trading on another national securities exchange or through Nasdaq NMS within five business days from the date the Broadband HOLDRS are delisted.

                              B. The trustee resigns and no successor trustee
                                 is appointed within 60 days from the date the trustee provides notice to Merrill Lynch, Pierce, Fenner & Smith Incorporated, as initial depositor, of its intent to resign.

                              C. 75% of beneficial owners of outstanding
                                 Broadband HOLDRS vote to dissolve and
                                 liquidate the trust.

                              If a termination event occurs, the trustee will distribute the underlying securities as promptly as practicable after the termination event.

Federal income tax            The federal income tax laws will treat a U.S.
consequences................  holder of Broadband HOLDRS as directly owning the underlying securities. The Broadband HOLDRS themselves will not result in any federal tax consequences separate from the tax consequences associated with ownership of the underlying securities.

Listing.....................  The Broadband HOLDRS are listed on the American
                              Stock Exchange under the symbol "BDH." On
                              February 15, 2001, the last reported sale price of the Broadband HOLDRS on the American Stock Exchange was $44.25.

Trading ....................  Investors are only able to acquire, hold, transfer and surrender a round-lot of 100
                              Broadband HOLDRS. Bid and ask prices, however, are quoted per single Broadband HOLDR.

Clearance and settlement....  Broadband HOLDRS have been issued in book-entry form. Broadband HOLDRS are evidenced by one or more global certificates that the trustee has deposited with The Depository Trust Company, referred to as DTC. Transfers within DTC will be in accordance with DTC's usual rules and operating procedures. For further information see "Description of Broadband HOLDRS."

                                   THE TRUST

      General. This discussion highlights information about the Broadband HOLDRS Trust. You should read this information, information about the depositary trust agreement as well as the depositary trust agreement and the amendment to the depositary trust agreement, before you purchase Broadband HOLDRS. The material terms of the depositary trust agreement are described in this prospectus under the heading "Description of the Depositary Trust Agreement."

      The Broadband HOLDRS Trust. The trust was formed pursuant to the depositary trust agreement, dated as of March 22, 2000. The depositary trust agreement was amended on November 22, 2000. The Bank of New York is the trustee. The Broadband HOLDRS Trust is not a registered investment company under the Investment Company Act of 1940.

      The Broadband HOLDRS Trust is intended to hold deposited shares for the benefit of owners of Broadband HOLDRS. The trustee will perform only administrative and ministerial acts. The property of the trust consists of the underlying securities and all monies or other property, if any, received by the trustee. The trust will terminate on December 31, 2040, or earlier if a termination event occurs.

                        DESCRIPTION OF BROADBAND HOLDRS

      The trust has issued Broadband HOLDRS under the depositary trust agreement described in this prospectus under the heading "Description of the Depositary Trust Agreement." The trust may issue additional Broadband HOLDRS on a continuous basis when an investor deposits the requisite underlying securities with the trustee.

      You may only acquire, hold, trade and surrender Broadband HOLDRS in a round-lot of 100 Broadband HOLDRS and round-lot multiples. The trust will only issue Broadband HOLDRS upon the deposit of the whole shares of underlying securities that are represented by a round-lot of 100 Broadband HOLDRS. In the event of a stock split, reverse stock split or other distribution by the issuer of an underlying security that results in a fractional share becoming represented by a round-lot of Broadband HOLDRS, the trust may require a minimum of more than one round-lot of 100 Broadband HOLDRS for an issuance so that the trust will always receive whole share amounts for issuance of Broadband HOLDRS.

      Broadband HOLDRS will represent your individual and undivided beneficial ownership interest in the common stock of the specified underlying securities. The companies selected as part of this receipt program are listed above in the section entitled "Highlights of Broadband HOLDRS--The Broadband HOLDRS."

      Beneficial owners of Broadband HOLDRS will have the same rights and privileges as they would have if they beneficially owned the underlying securities outside of the trust. These include the right of investors to instruct the trustee to vote the common stock, and to receive dividends and other distributions on the underlying securities, if any are declared and paid to the trustee by an issuer of an underlying security, as well as the right to cancel Broadband HOLDRS to receive the underlying securities. See "Description of the Depositary Trust Agreement." Broadband HOLDRS are not intended to change your beneficial ownership in the underlying securities under federal securities laws, including sections 13(d) and 16(a) of the Securities Exchange Act of 1934.

      The trust will not publish or otherwise calculate the aggregate value of the underlying securities represented by a receipt. Broadband HOLDRS may trade in the secondary market at prices that are lower than the aggregate value of the corresponding underlying securities. If, in such case, an owner of Broadband HOLDRS wishes to realize the dollar value of the underlying securities, that owner will have to cancel the Broadband HOLDRS. Such cancellation will require payment of fees and expenses as described in "Description of the Depositary Trust Agreement--Withdrawal of underlying securities."

      Broadband HOLDRS are evidenced by one or more global certificates that the trustee has deposited with DTC and registered in the name of Cede & Co., as nominee for DTC. Broadband HOLDRS are available only in book-entry form. Owners of Broadband HOLDRS hold their Broadband HOLDRS through DTC, if they are participants in DTC, or indirectly through entities that are participants in DTC.

                    DESCRIPTION OF THE UNDERLYING SECURITIES

      Selection criteria. The underlying securities are the common stocks of a group of specified companies that, at the time of selection, were involved in various aspects of the broadband business and whose common stock is registered under section 12 of the Exchange Act. The issuers of the underlying securities were, as of March 14, 2000, among the largest capitalized and most liquid companies involved in the broadband business as measured by market capitalization and trading volume.

      The Broadband HOLDRS may no longer consist of securities issued by companies involved in the broadband business. Merrill Lynch, Pierce, Fenner & Smith Incorporated will determine, in its sole discretion, whether the issuer of a particular underlying security remains in the broadband business and will undertake to make adequate disclosure when necessary.

      Underlying securities. For a list of the underlying securities represented by Broadband HOLDRS, please refer to "Highlights of Broadband HOLDRS--The Broadband HOLDRS." If the underlying securities change because of a reconstitution event, a distribution of securities by an underlying issuer or other event, a revised list of underlying securities will be set forth in a prospectus supplement and will be available from the American Stock Exchange and through a widely-used electronic information dissemination system such as Bloomberg or Reuters.

      No investigation. The trust, the trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated and any affiliate of these entities, have not performed any investigation or review of the selected companies, including the public filings by the companies. Accordingly, before you acquire Broadband HOLDRS, you should consider publicly available financial and other information about the issuers of the underlying securities. See "Risk Factors" and "Where You Can Find More Information." Investors and market participants should not conclude that the inclusion of a company in the list is any form of investment recommendation of that company by the trust, the trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and any of their affiliates.

      General background and historical information. For a brief description of the business of each of the issuers of the underlying securities and monthly pricing information showing the historical performance of each underlying issuer's securities see "Annex A."

      The following table and graph set forth the composite performance of all of the 19 underlying securities currently represented by a single Broadband HOLDR, measured at the close of the business day on November 10, 1999, the first date when all of the underlying securities were publicly traded and thereafter as of the end of each month to February 15, 2001. The performance table and graph data are adjusted for any splits that may have occurred over the measurement period. Past movements of the underlying securities are not necessarily indicative of future values.

1999                     Price
----                     ------
November 10.............  66.45
November 30.............  68.53
December 31.............  88.47
2000
----
January 31..............  82.15
February 29............. 102.05
March 31................ 102.09
April 28................  88.01
May 31..................  77.51
June 30.................  91.65

2000                     Price
----                     -----
July 31................. 88.65
August 31............... 95.93
September 29............ 79.74
October 31.............. 64.92
November 30............. 48.74
December 29............. 45.69
2001
----
January 31.............. 52.97
February 15............. 44.23

[Line Graph]

                 DESCRIPTION OF THE DEPOSITARY TRUST AGREEMENT

      General. The depositary trust agreement, dated as of March 22, 2000, among Merrill Lynch, Pierce, Fenner & Smith Incorporated, The Bank of New York, as trustee, other depositors and the owners of the Broadband HOLDRS, provides that Broadband HOLDRS will represent an owner's undivided beneficial ownership interest in the common stock of the underlying companies. The depositary trust agreement was amended on November 22, 2000 to modify the reconstitution events, described below.

      The trustee. The Bank of New York serves as trustee for the Broadband HOLDRS. The Bank of New York, which was founded in 1784, was New York's first bank and is the oldest bank in the country still operating under its original name. The Bank is a state-chartered New York banking corporation and a member of the Federal Reserve System. The Bank conducts a national and international wholesale banking business and a retail banking business in the New York City, New Jersey and Connecticut areas, and provides a comprehensive range of corporate and personal trust, securities processing and investment services.

      Issuance, transfer and surrender of Broadband HOLDRS. You may create and cancel Broadband HOLDRS only in round-lots of 100 Broadband HOLDRS. You may create Broadband HOLDRS by delivering to the trustee the requisite underlying securities. The trust will only issue Broadband HOLDRS upon the deposit of the whole shares represented by a round-lot of 100 Broadband HOLDRS. In the event that a fractional share comes to be represented by a round-lot of Broadband HOLDRS, the trust may require a minimum of more than one round-lot of 100 Broadband HOLDRS for an issuance so that the trust will always receive whole share amounts for issuance of Broadband HOLDRS. Similarly, you must surrender Broadband HOLDRS in integral multiples of 100 Broadband HOLDRS to withdraw deposited shares from the trust. The trustee will not deliver fractional shares of underlying securities, and to the extent that any cancellation of Broadband HOLDRS would otherwise require the delivery of fractional shares, the trust will deliver cash in lieu of such shares. You may request withdrawal of your deposited shares during the trustee's normal business hours. The trustee expects that in most cases it will deliver your deposited shares within one business day of your withdrawal request.

      Voting rights. The trustee will deliver to you proxy soliciting materials provided by issuers of the deposited shares so as to permit you to give the trustee instructions as to how to vote on matters to be considered at any annual or special meetings held by issuers of the underlying securities.

      Under the depositary trust agreement, any beneficial owner of Broadband HOLDRS, other than Merrill Lynch, Pierce, Fenner & Smith Incorporated owning Broadband HOLDRS for its own proprietary account as principal, will have the right to vote to dissolve and liquidate the trust.

      Distributions. You will be entitled to receive, net of trustee fees, distributions of cash, including dividends, securities or property, if any, made with respect to the underlying securities. The trustee will use its reasonable efforts to ensure that it distributes these distributions as promptly as practicable after the date on which it receives the distribution. Therefore, you may receive your distributions substantially later than you would have had you held the underlying securities directly. Any distributions of securities by an issuer of underlying securities will be deposited into the trust and will become part of the Broadband HOLDRS unless the distributed securities are not listed for trading on a U.S. national securities exchange or through Nasdaq NMS or the distributed securities are of a company with a Standard & Poor's sector classification that is different from the sector classifications of any other company represented in the Broadband HOLDRS at the time of the distribution. In addition, if the issuer of underlying securities offers rights to acquire additional underlying securities or other securities, the rights will be made available to you through the trustee, if practicable, and if the rights and the securities that those rights relate to are exempt form registration or are registered under the Securities Act. Otherwise, if practicable, the rights will be disposed of and the proceeds provided to you by the trustee. In all other cases, the rights will lapse.

      You will be obligated to pay any tax or other charge that may become due with respect to Broadband HOLDRS. The trustee may deduct the amount of any tax or other governmental charge from a distribution before making payment to you. In addition, the trustee will deduct its quarterly custody fee of $2.00 for each round-lot of 100 Broadband HOLDRS from quarterly dividends, if any, paid to the trustee by the issuers of the underlying securities. With respect to the aggregate custody fee payable in any calendar year for each Broadband HOLDR, the trustee will waive that portion of the fee which exceeds the total cash dividends and other cash distributions received, or to be received, and payable with respect to such calendar year.

      Reconstitution events. The depositary trust agreement provides for the automatic distribution of underlying securities from the Broadband HOLDRS to you in the following four circumstances:

            A. If an issuer of underlying securities no longer has a class of common stock registered under section 12 of the Securities Exchange Act of 1934, then its securities will no longer be an underlying security and the trustee will distribute the shares of that company to the owners of the Broadband HOLDRS.

            B. If the SEC finds that an issuer of underlying securities should be registered as an investment company under the Investment Company Act of 1940, and the trustee has actual knowledge of the SEC finding, then the trustee will distribute the shares of that company to the owners of the Broadband HOLDRS.

            C. If the underlying securities of an issuer cease to be
               outstanding as a result of a merger, consolidation, corporate combination or other event, the trustee will distribute the consideration paid by and received from the acquiring company to the beneficial owners of Broadband HOLDRS only if, as provided in the amendment to the depositary trust agreement, the Standard & Poor's sector classification of the securities received as consideration is different from the sector classifications represented in the Broadband HOLDRS at the time of the distribution or exchange or if the securities received are not listed for trading on a U.S. national securities exchange or through Nasdaq NMS. In any other case, the additional securities received as consideration will be deposited into the trust.

            D. If an issuer's underlying securities are delisted from trading on a U.S. national securities exchange or through Nasdaq NMS and are not listed for trading on another U.S. national securities exchange or through Nasdaq NMS within five business days from the date such securities are delisted.

      To the extent a distribution of underlying securities is required as a result of a reconstitution event, the trustee will deliver the underlying security to you as promptly as practicable after the date that the trustee has knowledge of the occurrence of a reconstitution event.

      As provided in the amendment to the depositary trust agreement, securities of a new company will be added to the Broadband HOLDRS, as a result of a distribution of securities by an underlying issuer or where an event occurs, such as a merger, where the securities of an underlying issuer are exchanged for the securities of another company, unless the securities received
(1) have a Standard & Poor's sector classification that is different from the sector classification of any other security then included in the Broadband HOLDRS or (2) are not listed for trading on a U.S. national securities exchange or through Nasdaq NMS.

      It is anticipated, as a result of the broadly defined sector classifications, that most distributions or exchanges of securities will result in the inclusion of new securities in the Broadband HOLDRS. The trustee will review the publicly available information that identifies the Standard & Poor's sector classifications of securities to determine whether securities received as a result of a distribution by an underlying issuer or as consideration for securities included in the Broadband HOLDRS will be distributed from the Broadband HOLDRS to you.

      Standard & Poor's sector classifications. Standard & Poor's Corporation is an independent source of market information that, among other things, classifies the securities of public companies into various sector classifications based on its own criteria. There are 11 Standard & Poor's sector classifications and each class of publicly traded securities of a company are given only one sector classification. The securities included in the Broadband HOLDRS are currently represented in the Technology sector. The Standard & Poor's sector classifications of the securities included in the Broadband HOLDRS may change over time if the companies that issued these securities change their focus of operations or if Standard & Poor's alters the criteria it uses to determine sector classifications, or both.

      Record dates. With respect to dividend payments and voting instructions, the trustee expects to fix the trust's record dates as close as possible to the record date fixed by the issuer of the underlying securities.

      Shareholder communications. The trustee promptly will forward to you all shareholder communications that it receives from issuers of the underlying securities.

      Withdrawal of underlying securities. You may surrender your Broadband HOLDRS and receive underlying securities during the trustee's normal business hours and upon the payment of applicable fees, taxes or governmental charges, if any. You should receive your underlying securities no later than the business day after the trustee receives your request. If you surrender Broadband HOLDRS in order to receive underlying securities, you will pay to the trustee a cancellation fee of up to $10.00 per round-lot of 100 Broadband HOLDRS.

      Further issuances of Broadband HOLDRS. The depositary trust agreement provides for further issuances of Broadband HOLDRS on a continuous basis without your consent.

      Termination of the trust. The trust will terminate if the trustee resigns and no successor trustee is appointed by Merrill Lynch, Pierce, Fenner & Smith Incorporated, as initial depositor, within 60 days from the date the trustee provides notice to the initial depositor of its intent to resign. Upon termination, the beneficial owners of Broadband HOLDRS will surrender their Broadband HOLDRS as provided in the depositary trust agreement, including payment of any fees of the trustee or applicable taxes or governmental charges due in connection with delivery to the owners of the underlying securities. The trust also will terminate if Broadband HOLDRS are delisted from the American Stock Exchange and are not listed for trading on another U.S. national securities exchange or through Nasdaq NMS within five business days from the date the Broadband HOLDRS are delisted. Finally, the trust will terminate if 75% of the owners of outstanding Broadband HOLDRS other than Merrill Lynch, Pierce, Fenner & Smith Incorporated vote to dissolve and liquidate the trust.

      If a termination event occurs, the trustee will distribute the underlying securities to you as promptly as practicable after the termination event occurs.

      Amendment of the depositary trust agreement. The trustee and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as initial depositor, may amend any provisions of the depositary trust agreement without the consent of any other depositor or any of the owners of the Broadband HOLDRS. Promptly after the execution of any amendment to the agreement, the trustee must furnish or cause to be furnished written notification of the substance of the amendment to each owner of Broadband HOLDRS. Any amendment that imposes or increases any fees or charges, subject to exceptions, or that otherwise prejudices any substantial existing right of the owners of Broadband HOLDRS will not become effective until 30 days after notice of the amendment is given to the owners of Broadband HOLDRS.

      Issuance and cancellation fees. If you wish to create Broadband HOLDRS by delivering to the trust the requisite underlying securities, the trustee will charge you an issuance fee of up to $10.00 for each round-lot of 100 Broadband HOLDRS. If you wish to cancel your Broadband HOLDRS and withdraw your underlying securities, the trustee will charge you a cancellation fee of up to $10.00 for each round-lot of 100

Broadband HOLDRS issued. The trustee may negotiate either of these fees depending on the volume, frequency and size of the issuance or cancellation transactions.

      Commissions. If you choose to create Broadband HOLDRS you will be responsible for paying any sales commissions associated with your purchase of the underlying securities that is charged by your broker, whether it be Merrill Lynch, Pierce, Fenner & Smith Incorporated or another broker, in addition to the issuance fee described above.

      Custody fees. The Bank of New York, as trustee and as custodian, will charge you a quarterly custody fee of $2.00 for each round-lot of 100 Broadband HOLDRS to be deducted from any dividend payments or other cash distributions on underlying securities received by the trustee. With respect to the aggregate custody fee payable in any calendar year for each Broadband HOLDR, the Trustee will waive that portion of the fee which exceeds the total cash dividends and other cash distributions received, or to be received, and payable with respect to such calendar year. The trustee cannot recapture unpaid custody fees from prior years.

      Address of the trustee. The Bank of New York, ADR Department, 101 Barclay Street, New York, New York 10286.

      Governing law. The depositary trust agreement and the Broadband HOLDRS are governed by the laws of the State of New York. The trustee will provide the depositary trust agreement to any owner of the underlying securities free of charge upon written request.

      Duties and immunities of the trustee. The trustee assumes no responsibility or liability for, and makes no representations as to, the validity or sufficiency, or as to the accuracy of the recitals, if any, set forth in the Broadband HOLDRS.

      The trustee has undertaken to perform only those duties as are specifically set forth in the depositary trust agreement. Subject to the preceding sentence, the trustee is liable for its own negligence or misconduct except for good faith errors in judgment so long as the trustee is not negligent in ascertaining the relevant facts.

                        FEDERAL INCOME TAX CONSEQUENCES

General

      The following is a summary of the U.S. federal income tax consequences relating to the Broadband HOLDRS for:

     .  citizen or resident of the United States;

     . corporation or partnership created or organized in the United States or under the laws of the United States;

     . an estate, the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source;

     . a trust, if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust (a "U.S. receipt holder"); and

     . any person other than a U.S. receipt holder (a "Non-U.S. receipt holder").

      This summary is based upon laws, regulations, rulings and decisions currently in effect, all of which are subject to change, possibly on a retroactive basis. The discussion does not deal with all U.S. federal income tax consequences applicable to all categories of investors, some of which may be subject to special rules. In addition, this summary generally is limited to investors who will hold the Broadband HOLDRS as "capital assets" (generally, property held for investment) within the meaning of section 1221 of the Internal Revenue Code of 1986, as amended. Moreover, this summary does not address Broadband HOLDRS held by a foreign partnership or other foreign flow through entities. We recommend that you consult with your own tax advisor.

Taxation of the trust

      The trust will provide for flow through tax consequences as it will be treated as a grantor trust or custodial arrangement for U.S. federal income tax purposes.

Taxation of Broadband HOLDRS

      A receipt holder purchasing and owning Broadband HOLDRS will be treated, for U.S. federal income tax purposes, as directly owning a proportionate share of the underlying securities represented by Broadband HOLDRS. Consequently, if there is a taxable cash distribution on an underlying security, a holder will recognize income with respect to the distribution at the time the distribution is received by the trustee, not at the time that the holder receives the cash distribution from the trustee.

      A receipt holder will determine its initial tax basis in each of the underlying securities by allocating the purchase price for the Broadband HOLDRS among the underlying securities based on their relative fair market values at the time of purchase. Similarly, when a holder sells a receipt, it will determine the amount realized with respect to each security by allocating the sales price among the underlying securities based on their relative fair market values at the time of sale. A holder's gain or loss with respect to each security will be computed by subtracting its adjusted basis in the security from the amount realized on the security. With respect to purchases of Broadband HOLDRS for cash in the secondary market, a receipt holder's aggregate tax basis in each of the underlying securities will be equal to the purchase price of the Broadband HOLDRS. Similarly, with respect to sales of Broadband HOLDRS for cash in the secondary market, the amount realized with respect to a sale of Broadband HOLDRS will be equal to the aggregate amount realized with respect to each of the underlying securities.

      The distribution of any securities by the trust upon the surrender of Broadband HOLDRS, the occurrence of a reconstitution event, or a termination event will not be a taxable event, except to the extent that cash is distributed in lieu of fractional shares. The receipt holder's holding period with respect to the distributed securities will include the period that the holder held the securities through the trust.

Brokerage fees and custodian fees

      The brokerage fee incurred in purchasing a receipt will be treated as part of the cost of the underlying securities. Accordingly, a holder includes this fee in its tax basis in the underlying securities. A holder will allocate the brokerage fee among the underlying securities using either a fair market value allocation or pro rata based on the number of shares of each underlying security. Similarly, the brokerage fee incurred in selling Broadband HOLDRS will reduce the amount realized with respect to the underlying securities.

      A holder will be required to include in its income the full amount of dividends paid on the underlying securities, even though the depositary trust agreement provides that the custodian fees will be deducted directly from any dividends paid. These custodian fees will be treated as an expense incurred in connection with a holder's investment in the underlying securities and may be deductible. If a holder is an individual, estate or trust, however, the deduction of its share of custodian fees will be a miscellaneous itemized deduction that may be disallowed in whole or in part.

Special considerations with respect to underlying securities of foreign issuers

      With respect to underlying securities of foreign issuers, the gross amount of any taxable cash distribution will not be eligible for the dividends received deduction generally allowed to corporate U.S. receipt holders.

      If a foreign issuer pays a dividend in a currency other than in U.S. dollars, the amount of the dividend for U.S. federal income tax purposes will be the U.S. dollar value, determined at the spot rate on the date of the payment, regardless of whether the payment is later converted into U.S. dollars. In this case, the U.S. receipt holder may recognize ordinary income or loss as a result of currency fluctuations between the date on which the dividend is paid and the date the dividend amount is converted into U.S. dollars.

      Subject to conditions and limitations, any foreign tax withheld on dividends may be deducted from taxable income or credited against a U.S. receipt holder's U.S. federal income tax liability. The limitation on foreign taxes eligible for the U.S. foreign tax credit is calculated separately with respect to specific classes of income. For this purpose, dividends distributed by a foreign issuer generally will constitute passive income or, in the case of some U.S. holders, financial services income. For purposes of the U.S. foreign tax credit limitation, dividends received by a U.S. receipt holder with respect to an underlying security of a foreign issuer generally will be treated as foreign source income while any gain or loss recognized from the sale of such security generally will be treated as from sources within the United States. The rules relating to the determination of the foreign tax credit are complex and we recommend that U.S. receipt holders consult their own tax advisors to determine whether and to what extent a credit would be available.

      Dividends and distributions made by a foreign issuer may be subject to a withholding tax. Some foreign issuers have made arrangements through which holders of their American depositary shares can apply for a refund of withheld taxes. It is expected that holders of Broadband HOLDRS will be able to use these arrangements to apply for a refund of withheld taxes.

      Additionally, special U.S. federal income tax rules apply to U.S. persons owning shares of a passive foreign investment company (a "PFIC"). We do not believe that any of the foreign issuers of the underlying securities is currently a PFIC and do not anticipate that any issuer will become a PFIC in the future, although no assurances can be made that the applicable tax law or other relevant circumstances will not change in a manner which affects the PFIC determination. A foreign corporation generally will be classified as a PFIC for U.S. federal income tax purposes in any taxable year in which, after applying relevant look-through rules, either:

     .  at least 75% of its gross income is "passive income;" or

     . on average at least 50% of the gross value of its assets is attributable to assets that produce "passive income" or are held for the production of passive income.

      Passive income for this purpose generally includes dividends, interest, royalties, rents, and gains from commodities and securities transactions.

      If a corporation were classified as a PFIC, a U.S. receipt holder could be subject to increased tax liability, possibly including an interest charge, upon the sale or other disposition of the Broadband HOLDRS or of the underlying securities or upon the receipt of "excess distributions," unless the U.S. receipt holder elected to be taxed currently on its pro rata portion of the corporation's income, whether or not the income was distributed in the form of dividends or otherwise.

Non-U.S. receipt holders

      A non-U.S. receipt holder generally will be subject to U.S. withholding tax at a rate of 30% or a lower rate as may be specified by an applicable tax treaty with respect to dividends received on underlying securities of U.S. issuers. However, if that income is effectively connected with a U.S. trade or business conducted by the holder or, where a tax treaty applies, it is attributable to a permanent establishment maintained in the United States by the holder, then those dividends will be exempt from withholding tax, provided the holder complies with applicable certification and disclosure requirements.

      A non-U.S. receipt holder generally will not be subject to U.S. federal income or withholding tax with respect to dividends received on underlying securities of foreign issuers, unless that income is effectively connected with a U.S. trade or business conducted by the holder or, where a tax treaty applies, is attributable to a permanent establishment maintained in the United States by the holder.

      With respect to dividends of both U.S. and foreign issuers, a non-U.S. receipt holder's dividends that are effectively connected with a U.S. trade or business or dividends attributable to a permanent establishment, net of relevant deductions and credits, will be subject to U.S. federal income taxation at the same graduated rates applicable to U.S. persons. In addition to this graduated tax, effectively connected dividends or dividends attributable to a permanent establishment received by a corporate non-U.S. receipt holder may also be subject to a branch profits tax at a rate of 30% or a lower rate as may be specified by an applicable tax treaty. Under some circumstances, a non-U.S. receipt holder whose dividends are so effectively connected or attributable shall be entitled to a dividends received deduction equal to 70% or 80% of the amount of the dividend.

      A non-U.S. receipt holder that is eligible for a reduced rate of withholding tax pursuant to a tax treaty may obtain a refund of any excess amounts withheld by filing an appropriate claim for refund with the Internal Revenue Service.

      A non-U.S. receipt holder generally will not be subject to U.S. federal income or withholding tax with respect to gain recognized upon the sale or other disposition of Broadband HOLDRS or of the underlying securities unless:

     . that gain is effectively connected with a U.S. trade or business conducted by the holder or, where a tax treaty applies, is attributable to a permanent establishment maintained in the United States by the holder,

     . in the case of any gain realized by an individual non-U.S. receipt holder, the holder is present in the United States for 183 days or more in the taxable year of the sale or other disposition and certain other conditions are met, or

     . the underlying securities issuer is or has been a U.S. real property holding corporation for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of the disposition or the period during which the non-U.S. receipt holder held the common stock of such issuer and (a) the common stock is not considered to be "regularly traded on an established securities market" or (b) the non-U.S. receipt holder owned, actually or constructively, at any time during the shorter of the periods described above, more than 5% of the common stock of such issuer.

      Effectively connected or attributable gains generally will be subject to U.S. federal income taxation at the same graduated rates applicable to U.S. persons, and may, in the case of a corporate non-U.S. receipt holder, also be subject to the branch profits tax. We recommend that non-U.S. receipt holders consult their own tax advisors to determine whether any applicable tax treaties provide for different rules.

      The preceding discussion does not address all aspects of U.S. federal income taxation that may be relevant in light of a non-U.S. receipt holder's or an issuer's particular facts and circumstances. We recommend that investors consult their own tax advisors.

                              ERISA CONSIDERATIONS

      Any plan fiduciary which proposes to have a plan acquire Broadband HOLDRS should consult with its counsel with respect to the potential applicability of ERISA and the Internal Revenue Code to this investment and whether any exemption would be applicable and determine on its own whether all conditions have been satisfied. Moreover, each plan fiduciary should determine whether, under the general fiduciary standards of investment prudence and diversification, an acquisition of Broadband HOLDRS is appropriate for the plan, taking into account the overall investment policy of the plan and the composition of the plan's investment portfolio.

                              PLAN OF DISTRIBUTION

      In accordance with the depositary trust agreement, the trust issued Broadband HOLDRS to Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Merrill Lynch, Pierce, Fenner & Smith Incorporated has deposited the underlying securities to receive Broadband HOLDRS. The trust delivered the initial distribution of Broadband HOLDRS against deposit of the underlying securities in New York, New York on approximately April 10, 2000.

      Investors who purchase Broadband HOLDRS through a fee-based brokerage account will pay fees charged by the brokerage account. We recommend that investors review the terms of their brokerage accounts for details on applicable charges.

      Merrill Lynch has from time to time provided investment banking and other financial services to certain of the issuers of the underlying securities and expects in the future to provide these services, for which it has received and will receive customary fees and commissions. It also may have served as counterparty in other transactions with certain of the issuers of the underlying securities.

      Merrill Lynch, Pierce, Fenner & Smith Incorporated has used, and may continue to use this prospectus, as updated from time to time, in connection with offers and sales related to market-making transactions in the Broadband HOLDRS. Merrill Lynch, Pierce, Fenner & Smith Incorporated may act as principal or agent in such transactions. Market-making sales will be made at prices related to prevailing market prices at the time of sale.

      Merrill Lynch, Pierce, Fenner & Smith Incorporated has agreed to indemnify the trustee against certain civil liabilities related to acts performed or not performed by the trustee in accordance with the depositary trust agreement or periodic reports filed or not filed with the SEC with respect to the Broadband HOLDRS. Should a court determine not to enforce the indemnification provision, Merrill Lynch, Pierce, Fenner & Smith Incorporated also has agreed to contribute to payments the trustee may be required to make with respect to such liabilities.

                                 LEGAL MATTERS

      Legal matters, including the validity of the Broadband HOLDRS will be passed upon for Merrill Lynch, Pierce, Fenner & Smith Incorporated, the initial depositor and the underwriter, by Shearman & Sterling, New York, New York. Shearman & Sterling, as special U.S. tax counsel to the trust, also will render an opinion regarding the material federal income tax consequences relating to the Broadband HOLDRS.

                      WHERE YOU CAN FIND MORE INFORMATION

      Merrill Lynch, Pierce, Fenner & Smith Incorporated has filed a registration statement on Form S-1 with the SEC covering the Broadband HOLDRS. While this prospectus is a part of the registration statement, it does not contain all the exhibits filed as part of the registration statement. You should consider reviewing the full text of those exhibits.

      The registration statement is available over the Internet at the SEC's Web site at http://www.sec.gov. You also may read and copy the registration statement at the SEC's public reference rooms in Washington, D.C., New York, New York and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for more information on the public reference rooms and their copy charges. Merrill Lynch, Pierce, Fenner & Smith Incorporated will not file any reports pursuant to the Exchange Act. The trust will file modified reports pursuant to the Exchange Act.

      Because the common stock of the issuers of the underlying securities is registered under the Exchange Act, the issuers of the underlying securities are required to file periodically financial and other information specified by the SEC. For more information about the issuers of the underlying securities, information provided to or filed with the SEC by the issuers of the underlying securities with respect to their registered securities can be inspected at the SEC's public reference facilities or accessed through the SEC's Web site referenced above. In addition, information regarding the issuers of the underlying securities may be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated information.

      The trust and Merrill Lynch, Pierce, Fenner & Smith Incorporated and its affiliates are not affiliated with the issuers of the underlying securities, and the issuers of the underlying securities have no obligations with respect to Broadband HOLDRS. This prospectus relates only to Broadband HOLDRS and does not relate to the common stock or other securities of the issuers of the underlying securities. The information in this prospectus regarding the issuers of the underlying securities has been derived from the publicly available documents described in the preceding paragraph. We have not participated in the preparation of these documents or made any due diligence inquiries with respect to the issuers of the underlying securities in connection with Broadband HOLDRS. We make no representation that these publicly available documents or any other publicly available information regarding the issuers of the underlying securities are accurate or complete. Furthermore, we cannot assure you that all events occurring prior to the date of this prospectus, including events that would affect the accuracy or completeness of the publicly available documents described in the preceding paragraph, that would affect the trading price of the common stock of the issuers of the underlying securities, and therefore the offering and trading prices of the Broadband HOLDRS, have been publicly disclosed.

                                    ANNEX A

      This annex forms an integral part of the prospectus.

      The following tables provide a brief description of the business of each of the issuers of the underlying securities and set forth the split-adjusted closing market prices, as reported on the applicable primary trading market, of each of the underlying securities in each month during 1996, 1997, 1998, 1999, 2000 and 2001, through January 2001. As a result of the conversion to decimal reporting of trading prices by some of the markets on which the underlying securities trade, all market prices beginning from January 2001 provided in the following tables are given in decimal form. As some markets have not converted to decimal reporting of trading prices, the conversion of trading prices from fraction to decimal form may result in rounding. All historical market prices provided in fractions in excess of one dollar are rounded to the nearest one sixty-fourth of a dollar. An asterisk (*) denotes that no shares of the issuer were outstanding during that month. The historical prices of the underlying securities should not be taken as an indication of future performance.

                   APPLIED MICRO CIRCUITS CORPORATION (AMCC)

      Applied Micro Circuits Corporation designs, develops, manufacturers and markets components that are used in communications products and in the infrastructure for network communications products which provide greater bandwidth to allow for larger information carrying capacity. Applied Micro Circuits focuses on developing technology for the high speed network applications which are used to connect companies' networks to each other and to the Internet. Applied Micro Circuits markets its products primarily through a direct sales organization that consists of a network of independent manufacturers' representatives in different geographic areas that work under the direction of its direct sales force.

           Closing           Closing           Closing            Closing             Closing          Closing
  1996      Price    1997     Price    1998     Price     1999     Price     2000      Price    2001    Price
---------  ------- --------- ------- --------- -------- --------- -------- --------- --------- ------- -------
January       *    January      *    January    2 25/64 January    5 1/4   January    36 15/16 January  73.50
February      *    February     *    February   2 11/32 February   4 29/32 February   68 49/64
March         *    March        *    March      2 13/16 March      5 11/32 March      75 1/32
April         *    April        *    April      3 29/64 April      6 43/64 April      64 7/16
May           *    May          *    May        2 13/16 May        7 25/64 May        49 5/8
June          *    June         *    June       3 15/64 June      10 9/32  June       49 3/8
July          *    July         *    July       2 27/32 July      11 3/4   July       74 5/8
August        *    August       *    August     2 3/8   August    11 17/32 August    101 15/32
September     *    September    *    September  1 55/64 September 14 1/4   September 103 17/32
October       *    October      *    October    3       October   19 29/64 October    76 7/16
November      *    November  1 3/8   November   4 3/16  November  20 25/32 November   48 7/16
December      *    December  1 35/64 December   4 1/4   December  31 13/16 December   75 3/64

      The closing price on February 15, 2001 was 51.69.

                          BROADCOM CORPORATION (BRCM)

      Broadcom Corporation designs, develops and markets products which facilitate high-speed broadband, digital voice, video and data transmission to homes and businesses using existing communications infrastructure. Broadcom designs, develops and markets integrated circuits for several communications markets, including television cable set-top boxes, cable modems for Internet access, high-speed networking for businesses private networks, digital broadcast of satellite and free terrestrial television signals and digital subscriber lines. Broadcom markets and sells its products through its own direct sales force as well as third-party distributors and representatives.

           Closing           Closing           Closing             Closing             Closing          Closing
  1996      Price    1997     Price    1998     Price     1999      Price     2000      Price    2001    Price
---------  ------- --------- ------- --------- -------- --------- --------- --------- --------- ------- -------
January       *    January      *    January      *     January    33 9/32  January   144 21/32 January 109.94
February      *    February     *    February     *     February   30 3/32  February  197 3/8
March         *    March        *    March        *     March      30 13/16 March     242 7/8
April         *    April        *    April     12       April      38 9/16  April     172 3/8
May           *    May          *    May       12 25/32 May        47 7/8   May       130 1/16
June          *    June         *    June      18 13/32 June       72 9/32  June      218 15/16
July          *    July         *    July      15 11/16 July       60 1/4   July      224 1/4
August        *    August       *    August    12 13/16 August     64 3/8   August    250
September     *    September    *    September 17 3/4   September  54 1/2   September 243 3/4
October       *    October      *    October   20 47/64 October    63 29/32 October   222 3/8
November      *    November     *    November  22 21/64 November   89 17/32 November   97 1/2
December      *    December     *    December  30 3/16  December  136 3/16  December   84

      The closing price on February 15, 2001 was 85.00.

                            CIENA CORPORATION (CIEN)

      Ciena Corporation develops and markets products for the optical networking equipment market. Optical networking equipment uses fiber optic cables, which can transmit larger volumes of data at higher transmission speeds more efficiently, to facilitate the transmission of data and telephone communications. Ciena provides products such as systems based on fiber optic cables, switches to manage network data traffic and other multi-purpose data delivery systems to its customers, who include local and long-distance telephone carriers and Internet service providers, who provide Internet access to individuals and businesses. Ciena markets and sells its products through its own direct sales force, distributors and third-party representatives.

           Closing           Closing            Closing            Closing             Closing          Closing
  1996      Price    1997     Price     1998     Price     1999     Price     2000      Price    2001    Price
---------  ------- --------- -------- --------- -------- --------- -------- --------- --------- ------- -------
January       *    January      *     January   27 17/32 January   10 3/32  January    32 13/16 January  90.06
February      *    February  19 5/8   February  20 31/32 February  13 15/16 February   79 29/32
March         *    March     14 7/32  March     21 5/16  March     11 1/4   March      63 1/16
April         *    April     15 5/8   April     27 7/8   April     11 3/4   April      61 13/16
May           *    May       23 3/8   May       26       May       14 3/8   May        59 27/32
June          *    June      23 9/16  June      34 13/16 June      15 3/32  June       83 11/32
July          *    July      28 1/16  July      37 1/32  July      16 7/8   July       71 1/16
August        *    August    23 7/8   August    14 1/16  August    17 9/16  August    110 27/32
September     *    September 24 49/64 September  7 5/32  September 18 1/4   September 122 13/16
October       *    October   27 1/2   October    8 19/32 October   17 5/8   October   105 1/8
November      *    November  27       November   8 1/2   November  21 31/32 November   75 15/16
December      *    December  30 9/16  December   7 5/16  December  28 3/4   December   81 1/4

      The closing price on February 15, 2001 was 89.00.

                        COMVERSE TECHNOLOGY, INC. (CMVT)

      Comverse Technology, Inc. designs, develops, manufactures, markets and supports computer and telecommunications systems and software for data processing and multimedia applications, which include video, graphics and animation. Comverse products are designed to allow telecommunications operators to provide services such as messaging, data distribution, call answering, voice and fax mail and Internet services. Comverse's customers include fixed and wireless telephone network operators, government agencies, call centers, financial institutions and businesses. Comverse also manufactures digital monitoring systems which provide monitoring, recording, surveillance and information gathering capabilities for law enforcement and intelligence agencies. Comverse markets and sells its products through its own direct sales force and through vendors of telecommunications infrastructure equipment.

           Closing            Closing            Closing            Closing             Closing          Closing
  1996      Price     1997     Price     1998     Price     1999     Price     2000      Price    2001    Price
---------  -------- --------- -------- --------- -------- --------- -------- --------- --------- ------- -------
January    6 29/64  January   15       January   11 15/64 January   28       January    71 11/16 January 113.31
February   8 19/64  February  14 35/64 February  15 37/64 February  23 59/64 February   98 7/16
March      8 3/64   March     13 11/64 March     16 19/64 March     28 21/64 March      94 1/2
April      7 51/64  April     13 5/64  April     15 51/64 April     32 1/16  April      89 3/16
May        9 51/64  May       15 1/4   May       16 21/32 May       33 25/32 May        91 3/8
June       10 11/64 June      17 21/64 June      17 19/64 June      37 3/4   June       93
July       10 19/64 July      16 1/4   July      17 1/64  July      37 25/32 July       87 3/4
August     11 3/4   August    15 5/16  August    12 53/64 August    39       August     91 15/16
September  12 61/64 September 17 37/64 September 13 5/8   September 47 5/32  September 108
October    11 43/64 October   13 3/4   October   15 21/64 October   56 3/4   October   111 3/4
November   11 21/64 November  11 15/64 November  19 11/64 November  60 7/16  November   83 3/16
December   12 39/64 December  13       December  23 43/64 December  72 3/8   December  108 5/8


      The closing price on February 15, 2001 was 108.81.

                         CONEXANT SYSTEMS, INC. (CNXT)

      Conexant Systems, Inc. develops and markets semiconductors for communications electronic systems. Conexant semiconductor products facilitate communications through wireline voice and data networks, cordless and cellular wireless telephony systems, and cable and wireless multi-channel communications networks. Conexant's primary customers are communications equipment manufacturers. Conexant markets and sells its products through its own direct sales force and distributors.

           Closing           Closing           Closing           Closing            Closing         Closing
  1996      Price    1997     Price    1998     Price    1999     Price     2000     Price   2001    Price
---------  ------- --------- ------- --------- ------- --------- -------- --------- ------- ------- -------
January       *    January      *    January      *    January   9 3/32   January   84 1/2  January  18.06
February      *    February     *    February     *    February  8 1/2    February  98 1/4
March         *    March        *    March        *    March     13 27/32 March     71
April         *    April        *    April        *    April     20 3/8   April     59 7/8
May           *    May          *    May          *    May       19 3/8   May       37 5/8
June          *    June         *    June         *    June      29 1/32  June      48 5/8
July          *    July         *    July         *    July      31 7/16  July      32
August        *    August       *    August       *    August    35 15/16 August    37 3/16
September     *    September    *    September    *    September 36 21/64 September 41 7/8
October       *    October      *    October      *    October   46 11/16 October   26 5/16
November      *    November     *    November     *    November  59 1/4   November  20 5/16
December      *    December     *    December   8 3/8  December  66 3/8   December  15 3/8

      The closing price on February 15, 2001 was 18.13.

                     COPPER MOUNTAIN NETWORKS, INC. (CMTN)

      Copper Mountain Networks, Inc. supplies high-speed digital communications products enabling telecommunications service providers to provide high-speed connections to businesses and residences over existing copper wire telephone infrastructure. Copper Mountain produces equipment that supports large-scale digital subscriber line services to businesses and their employees, including access from remote locations. Copper Mountain markets and sells its products to telecommunications service providers through its own direct sales force, selected original equipment manufacturers and distributors.

           Closing           Closing           Closing           Closing            Closing          Closing
  1996      Price    1997     Price    1998     Price    1999     Price     2000     Price    2001    Price
---------  ------- --------- ------- --------- ------- --------- -------- --------- -------- ------- -------
January      *     January     *     January     *     January      *     January   55 1/4   January  7.69
February     *     February    *     February    *     February     *     February  86 15/16
March        *     March       *     March       *     March        *     March     81 15/16
April        *     April       *     April       *     April        *     April     83 3/8
May          *     May         *     May         *     May       32       May       83 9/16
June         *     June        *     June        *     June      38 5/8   June      88 1/8
July         *     July        *     July        *     July      60 1/2   July      78 55/64
August       *     August      *     August      *     August    58 1/2   August    59 15/16
September    *     September   *     September   *     September 43 13/16 September 37 1/2
October      *     October     *     October     *     October   36 7/8   October   11 7/16
November     *     November    *     November    *     November  41 23/32 November   6 1/8
December     *     December    *     December    *     December  48 3/4   December   5 29/32

      The closing price on February 15, 2001 was 5.19.

                              CORNING, INC. (GLW)

      Corning, Inc. develops and markets telecommunications and information display products and services. Corning's telecommunications products are designed to increase the capacity and efficiency of communications networks, such as optical fibers, cables and hardware, which are used by utilities, telephone exchanges and cable television. Corning's information display products include projection equipment and glass panels for use in televisions, notebook and desktop computers and automobiles. It also creates components out of advanced materials, which include glass, glass ceramic and polymer technologies, for use in environmental and science applications, semiconductors and optical and lighting products. Corning markets and sells its products primarily through its direct sales force.

           Closing            Closing            Closing            Closing             Closing          Closing
  1996      Price     1997     Price     1998     Price     1999     Price     2000      Price    2001    Price
---------  -------- --------- -------- --------- -------- --------- -------- --------- --------- ------- -------
January    10 27/64 January   11 7/8   January   11 25/64 January   16 1/4   January    51 27/64 January  56.71
February   10 53/64 February  12 35/64 February  13 35/64 February  17 53/64 February   62 43/64
March      11 43/64 March     14 51/64 March     14 3/4   March     20       March      64 43/64
April      11 37/64 April     16 5/64  April     13 21/64 April     19 5/64  April      65 53/64
May        12 3/4   May       16 51/64 May       13 9/64  May       18 13/64 May        64 21/64
June       12 51/64 June      18 35/64 June      11 37/64 June      23 3/8   June       89 61/64
July       12 19/64 July      20 5/8   July      10 15/64 July      23 21/64 July       78 5/64
August     12 27/64 August    17 5/8   August     8 13/64 August    22 11/64 August    109 21/64
September  13       September 15 3/4   September  9 13/16 September 22 55/64 September  99
October    12 59/64 October   15 3/64  October   12 3/64  October   26 13/64 October    76 1/2
November   13 1/2   November  14 9/64  November  13 3/8   November  31 15/64 November   58 1/2
December   15 27/64 December  12 3/8   December  15       December  42 63/64 December   52 13/16

      The closing price on February 15, 2001 was 42.01.

                        JDS UNIPHASE CORPORATION (JDSU)

      JDS Uniphase Corporation designs, develops, manufactures and markets the components which provide the framework for fiber optic networks, which are used for the transmission of data and other information. Fiber optic networks are designed to provide faster and more efficient data and information transmission than traditional copper wiring. These products are sold primarily to telecommunications and cable television system providers. JDS Uniphase also designs, manufactures and markets laser technology products for its customers in the biotechnology, industrial process control, graphics, printing and semiconductor equipment industries and offers related services. JDS Uniphase markets and sells its products primarily through its own direct sales force. On February 13, 2001, JDS Uniphase completed its acquisition of SDL, Inc. Each share of SDL common stock was converted into 3.8 shares of JDS Uniphase common stock.

           Closing           Closing           Closing           Closing             Closing          Closing
  1996      Price    1997     Price    1998     Price    1999     Price     2000      Price    2001    Price
---------  ------- --------- ------- --------- ------- --------- -------- --------- --------- ------- -------
January    1 3/32  January   2 47/64 January   4 19/32 January   11 25/64 January   101 31/32 January  54.81
February   1 7/32  February  2 3/64  February  5 1/64  February  11 1/64  February  131 15/16
March      1 7/32  March     2 5/16  March     5 17/64 March     14 25/64 March     120 9/16
April      1 21/32 April     2 31/64 April     6 25/32 April     15 11/64 April     103 3/4
May        2 3/64  May       3 9/32  May       6 3/8   May       16 3/4   May       88
June       2 7/32  June      3 41/64 June      7 27/32 June      20 3/4   June      119 7/8
July       1 5/8   July      4 17/64 July      6 1/4   July      22 19/32 July      118 1/8
August     2 21/64 August    4 17/64 August    5       August    26 33/64 August    124 31/64
September  2 41/64 September 4 31/32 September 5 1/8   September 28 29/64 September 94 11/16
October    3 1/64  October   4 13/64 October   6 11/64 October   41 23/32 October   81 7/16
November   3 23/32 November  5 1/64  November  6 25/32 November  57 3/16  November  50 1/16
December   3 9/32  December  5 11/64 December  8 43/64 December  80 21/32 December  41 11/16

      The closing price on February 15, 2001 was 45.13.

                         LUCENT TECHNOLOGIES, INC. (LU)

      Lucent Technologies, Inc. develops, manufactures and markets public and private communications systems, software and products. Lucent's primary customer base includes communications network operators and service providers. Lucent provides wireless networks services, local and long distance voice, data, video and cable services, optical networking for the transmission of data, switches to route and control network traffic and software products that manage voice and data communications networks. Lucent markets and sells its products through its own direct sales force and through arrangements with third-party dealers and distributors.

           Closing            Closing            Closing            Closing            Closing         Closing
  1996      Price     1997     Price     1998     Price     1999     Price     2000     Price   2001    Price
---------  -------- --------- -------- --------- -------- --------- -------- --------- ------- ------- -------
January       *     January    13 9/16 January    22 1/8  January    56 9/32 January   55 1/2  January  18.60
February      *     February  13 15/32 February   27 3/32 February  50 25/32 February  59 1/2
March         *     March      13 1/8  March     31 31/32 March     54       March     62
April       8 25/32 April      14 3/4  April      38 1/8  April     60       April     62 9/16
May          9 1/2  May        15 7/8  May       35 15/32 May        56 7/8  May       57 1/4
June        9 15/32 June       18 1/64 June      41 19/32 June       67 7/16 June      58 3/4
July         9 1/4  July       21 7/32 July       46 3/16 July       65 1/16 July      43 3/4
August       9 7/32 August    19 15/32 August     35 7/16 August     64 1/16 August    42
September  11 15/32 September 20 11/32 September  34 5/8  September  64 7/8  September 30 1/2
October    11 13/16 October   20 19/32 October    40 3/32 October    64 1/4  October   23 5/16
November   12 13/16 November   20 1/32 November   43 1/32 November   74 1/2  November  15 9/16
December    11 9/16 December  19 31/32 December  54 31/32 December  75       December  13 1/2

      The closing price on February 15, 2001 was 13.62.

                              MOTOROLA, INC. (MOT)

      Motorola, Inc. develops, manufactures and markets communications and electronic products and systems. Motorola offers wireless telephones, satellite communications products and systems, network and Internet access products, semiconductors to control and amplify electrical signals in computers, transportation, space vehicles, major home appliances and electronic systems for use in the automotive, communications, manufacturing and computer industries. Motorola markets and sells its products through its own sales force as well as through distributors, retailers and value-added resellers.

           Closing            Closing            Closing            Closing             Closing          Closing
  1996      Price     1997     Price     1998     Price     1999     Price     2000      Price    2001    Price
---------  -------- --------- -------- --------- -------- --------- -------- --------- --------- ------- -------
January    18       January   22 3/4   January   19 55/64 January   24 5/64  January   45 1/2    January  22.81
February   18 5/64  February  18 43/64 February  18 35/64 February  23 27/64 February  56 53/64
March      17 43/64 March     20 11/64 March     20 1/4   March     24 27/64 March     48 43/64
April      20 27/64 April     19 3/64  April     18 37/64 April     26 43/64 April     39 43/64
May        22 1/4   May       22 1/8   May       17 43/64 May       27 39/64 May       31 1/4
June       20 59/64 June      25 3/8   June      17 33/64 June      31 37/64 June      30
July       18       July      26 51/64 July      17 27/64 July      30 27/64 July      33 1/4
August     17 51/64 August    24 29/64 August    14 5/16  August    30 3/4   August    36 1/16
September  17 11/64 September 23 61/64 September 14 19/64 September 29 21/64 September 29 1/2
October    15 21/64 October   20 43/64 October   17 21/64 October   32 7/16  October   24 15/16
November   18 29/64 November  20 61/64 November  20 5/8   November  38 5/64  November  20 1/16
December   20 27/64 December  19 1/16  December  20 23/64 December  49 5/64  December  20 1/4

      The closing price on February 15, 2001 was 19.13.

                     NEXT LEVEL COMMUNICATIONS, INC. (NXTV)

      Next Level Communications, Inc. develops and markets high-speed, high-volume communications equipment that enables telephone companies and other communications service providers to deliver a full range of voice, data and video services over the existing copper telephone wire infrastructure. Next
Level's equipment and technology has the capability to offer voice, data and video services in a single product offering or offer each service separately depending on subscriber demand and the objectives of the service provider. Next
Level markets and sells its products through its own direct sales force.

           Closing            Closing            Closing            Closing             Closing          Closing
  1996      Price     1997     Price     1998     Price     1999     Price     2000      Price    2001    Price
---------  -------- --------- -------- --------- -------- --------- -------- --------- --------- ------- -------
January       *     January      *     January      *     January      *     January    80 5/8   January  13.00
February      *     February     *     February     *     February     *     February  134 1/2
March         *     March        *     March        *     March        *     March     108 3/4
April         *     April        *     April        *     April        *     April      79 5/8
May           *     May          *     May          *     May          *     May        51 1/8
June          *     June         *     June         *     June         *     June       85 3/4
July          *     July         *     July         *     July         *     July       89 47/64
August        *     August       *     August       *     August       *     August     44 1/8
September     *     September    *     September    *     September    *     September  66 1/8
October       *     October      *     October      *     October      *     October    46 13/16
November      *     November     *     November     *     November  64 9/16  November   10 3/4
December      *     December     *     December     *     December  74 7/8   December   11 3/8

      The closing price on February 15, 2001 was 11.75.

                        NORTEL NETWORKS CORPORATION (NT)

      Nortel Networks Corporation designs, develops, manufactures and markets data and telephony networks for telecommunications systems and for the Internet. Nortel products include systems and services which connect users to telecommunications networks and the Internet, wireless and wireline applications for the Internet, optical technology for the transmission of data on the Internet, Internet access solutions and Internet voice telecommunications services. Nortel also develops switches and routers which control and connect network traffic, and it also manufactures telephones and telecommunications equipment. Nortel's customers include public institutions, private businesses, local and long-distance telephone carriers, personal communications services, cellular mobile communications companies, cable television companies and Internet service providers. Nortel markets and sells its products through its own direct sales force, distributors and value-added resellers.

           Closing            Closing            Closing            Closing            Closing         Closing
  1996      Price     1997     Price     1998     Price     1999     Price     2000     Price   2001    Price
---------  -------- --------- -------- --------- -------- --------- -------- --------- ------- ------- -------
January     5 5/8   January    9 13/64 January   11 9/32  January   15 25/32 January   47 3/4  January  38.23
February    5 15/16 February   8 63/64 February  13 5/16  February  14 33/64 February  55 7/8
March       5 31/32 March      8 11/64 March     16 5/32  March     15 17/32 March     63
April       6 7/16  April      9 5/64  April     15 7/32  April     17 3/64  April     56
May         6 25/32 May       10 1/2   May       16       May       18 3/4   May       54 1/8
June        6 51/64 June      11 3/8   June      14 3/16  June      21 45/64 June      68 7/8
July        5 7/8   July      13 5/64  July      14 23/32 July      22 5/32  July      74
August      6 15/64 August    12 25/64 August    11 7/8   August    20 17/32 August    81 1/2
September   7 7/32  September 13       September  8 1/64  September 25 1/2   September 59 1/2
October     8 9/64  October   11 7/32  October   10 45/64 October   30 31/32 October   45 1/2
November    8 7/32  November  11 15/64 November  11 43/64 November  36 15/16 November  37 3/4
December    7 47/64 December  11 3/32  December  12 1/2   December  50 1/2   December  32 1/16

      The closing price on February 15, 2001 was 29.75.

                            PMC-SIERRA, INC. (PMCS)

      PMC-Sierra, Inc. develops and markets Internet and network semiconductor systems designed to assist in the high speed transmission of information. PMC-Sierra's products and services are used in developing and maintaining the private networks of a company, connecting these private networks to other private networks and to the Internet and providing remote Internet access. PMC-Sierra markets its products and services directly through its own sales staff and through third-party distributors.

           Closing           Closing           Closing            Closing             Closing          Closing
  1996      Price    1997     Price    1998     Price     1999     Price     2000      Price    2001    Price
---------  ------- --------- ------- --------- -------- --------- -------- --------- --------- ------- -------
January    4 3/16  January   3 27/32 January    8 1/2   January   18 37/64 January    90 1/4   January  75.56
February   5 3/4   February  4       February   9       February  17 23/32 February  193 1/16
March      4 3/4   March     4 1/32  March      9 1/2   March     17 51/64 March     203 11/16
April      4 3/32  April     4 7/32  April     11 3/8   April     23 31/32 April     191 7/8
May        3 11/16 May       6 1/32  May        9 47/64 May       24 9/32  May       153 1/4
June       2 29/32 June      6 9/16  June      11 23/32 June      29 15/32 June      177 11/16
July       2 15/32 July      8 3/16  July      10 7/32  July      39 1/8   July      193 13/16
August     2 29/32 August    7 11/64 August     7 41/64 August    46 1/2   August    236
September  3       September 6 3/8   September  7 31/32 September 46 1/4   September 215 1/4
October    3 17/64 October   6 19/32 October   11 7/32  October   47 1/8   October   169 1/2
November   3 19/32 November  6 7/8   November  13 15/32 November  51 17/32 November   92 3/16
December   3 3/4   December  7 3/4   December  15 25/32 December  80 5/32  December   78 5/8

      The closing price on February 15, 2001 was 57.88.

                          QUALCOMM INCORPORATED (QCOM)

      Qualcomm Incorporated develops and markets digital wireless communications products, technologies and services for use in wireless networks. Digital wireless communication provides technology that increases system capacity, provides more secure communication channels and improves reliability. Several of Qualcomm's major product lines are based on its own Code Division Multiple Access, or CMDA, technology. CMDA technology is a communications industry standard for digital cellular, personal communications services and wireless services. In addition to developing, manufacturing and marketing CMDA products and services, Qualcomm also licenses this technology to telecommunications equipment suppliers and develops and manufactures products based on this technology for use in satellite systems. Qualcomm markets and sells its technology and products through its own direct sales force and through licensing arrangements and joint ventures with third parties.

           Closing           Closing           Closing            Closing             Closing          Closing
  1996      Price    1997     Price    1998     Price    1999      Price     2000      Price    2001    Price
---------  ------- --------- ------- --------- ------- --------- --------- --------- --------- ------- -------
January    5 19/32 January   7       January   6 31/64 January     8 15/64 January   127       January  84.06
February   4 15/16 February  6 31/32 February  6 3/8   February    9 1/8   February  142 7/16
March      5 3/16  March     7 3/64  March     6 11/16 March      15 35/64 March     149 5/16
April      4 27/32 April     5 27/32 April     7 1/32  April      25       April     108 7/16
May        6 13/16 May       6 1/32  May       6 33/64 May        24 5/16  May        66 3/8
June       6 41/64 June      6 23/64 June      7 1/32  June       35 7/8   June       60
July       5 27/64 July      5 25/32 July      7 51/64 July       39       July       64 15/16
August     5 27/64 August    5 25/32 August    5 1/2   August     48 3/64  August     59 7/8
September  5 5/16  September 7 31/32 September 6       September  47 19/64 September  71 1/4
October    4 31/32 October   7 3/64  October   6 61/64 October    55 11/16 October    65 7/64
November   5 1/4   November  8 15/32 November  6 55/64 November   90 37/64 November   80 1/4
December   4 63/64 December  6 5/16  December  6 31/64 December  176 1/8   December   82 3/16

      The closing price on February 15, 2001 was 85.63.

                         RF MICRO DEVICES, INC. (RFMD)

      RF Micro Devices, Inc. designs, manufactures and markets radio frequency integrated circuits, which are the physical pathways for the transmission of information, for cellular and cordless telephones, wireless networks, industrial radios and wireless security systems. RF Micro Devices' products include amplifiers, transmitters and receivers, which allow data to be converted so that it can be transmitted across telecommunications lines. RF Micro Devices markets and sells its products through its own direct sales force and through third-party representatives.

           Closing           Closing           Closing           Closing            Closing          Closing
  1996      Price    1997     Price    1998     Price    1999     Price     2000     Price    2001    Price
---------  ------- --------- ------- --------- ------- --------- -------- --------- -------- ------- -------
January      *     January      *    January   1 19/64 January    9 3/64  January   40 1/2   January  21.63
February     *     February     *    February  1 55/64 February   9 5/8   February  69 5/32
March        *     March        *    March     1 53/64 March     11 31/32 March     67 3/16
April        *     April        *    April     2       April     13 31/32 April     52 1/32
May          *     May          *    May       1 39/64 May       10 21/32 May       52 1/2
June         *     June      2 25/64 June      1 23/64 June      18 21/32 June      43 13/16
July         *     July      2 7/64  July      2 5/32  July      19 7/64  July      37 11/16
August       *     August    2 11/32 August    1 5/8   August    21 31/32 August    44 5/8
September    *     September 2 21/64 September 2 17/64 September 22 7/8   September 32
October      *     October   1 7/8   October   2 31/32 October   25 13/16 October   19 15/16
November     *     November  1 49/64 November  3 45/64 November  33 31/32 November  19
December     *     December  1 35/64 December  5 51/64 December  34 7/32  December  27 7/16

      The closing price on February 15, 2001 was 18.44.

                         SCIENTIFIC-ATLANTA, INC. (SFA)

      Scientific-Atlanta, Inc. develops and markets products and services for communications networks which deliver voice, data and video that connect information providers with users through free terrestrial television and satellite broadband networks. Scientific-Atlanta also provides applications for integrating cable, telephone and data networks into one system. Scientific-Atlanta, Inc. markets and sells its products to operators of transmission systems, satellite network and satellite television network systems primarily through its own direct force and distributors.

           Closing           Closing            Closing            Closing            Closing          Closing
  1996      Price    1997     Price     1998     Price     1999     Price     2000     Price    2001    Price
---------  ------- --------- -------- --------- -------- --------- -------- --------- -------- ------- -------
January    7 7/8   January    9 1/2   January    7 25/32 January   15 9/16  January   38 17/32 January  60.00
February   8 7/16  February   8 3/8   February   8 3/4   February  16 7/32  February  51 11/32
March      8 7/8   March      7 5/8   March      9 25/32 March     13 5/8   March     63 1/4
April      9 1/4   April      7 15/16 April     11 15/16 April     15 7/8   April     65 1/16
May        9 7/16  May        9 1/16  May       11 1/32  May       17 21/32 May       56 3/8
June       7 3/4   June      10 15/16 June      12 11/16 June      18       June      74 1/2
July       6 11/16 July      10 1/2   July      12 1/32  July      18 1/4   July      76 3/4
August     6 3/4   August    10 7/8   August     8 27/32 August    25 5/8   August    77 9/16
September  7 15/16 September 11 5/16  September 10 9/16  September 24 25/32 September 63 5/8
October    7 1/4   October    9 9/32  October    7 15/32 October   28 5/8   October   68 7/16
November   7 3/4   November  10       November   9 11/16 November  29 7/32  November  40 3/8
December   7 1/2   December   8 3/8   December  11 13/32 December  27 15/16 December  32 9/16

      The closing price on February 15, 2001 was 54.59.

                         SYCAMORE NETWORKS, INC. (SCMR)

      Sycamore Networks, Inc. creates optical networking products which facilitate the transmission of voice and data on fiber optic networks. Fiber optic networks allow for the transmission of larger volumes of data at faster transmission speeds and more efficiently. Sycamore's products use existing fiber optic systems to provide enhanced high-speed data services such as access to the Internet, video conferencing and remote access to corporate databases. Sycamore also collaborates with its customers to identify new high-speed data services. Sycamore markets its products through its own direct sales force.

           Closing           Closing           Closing            Closing             Closing          Closing
  1996      Price    1997     Price    1998     Price    1999      Price     2000      Price    2001    Price
---------  ------- --------- ------- --------- ------- --------- --------- --------- --------- ------- -------
January      *     January     *     January     *     January       *     January   106 21/64 January  35.25
February     *     February    *     February    *     February      *     February  148
March        *     March       *     March       *     March         *     March     129
April        *     April       *     April       *     April         *     April      78 1/2
May          *     May         *     May         *     May           *     May        83 5/8
June         *     June        *     June        *     June          *     June      110 3/8
July         *     July        *     July        *     July          *     July      123 5/16
August       *     August      *     August      *     August        *     August    137 1/2
September    *     September   *     September   *     September     *     September 108
October      *     October     *     October     *     October    71 43/64 October    63 1/4
November     *     November    *     November    *     November   74       November   41 7/16
December     *     December    *     December    *     December  102 43/64 December   37 1/4

      The closing price on February 15, 2001 was 26.81.

                              TELLABS, INC. (TLAB)

      Tellabs, Inc. develops, manufactures and markets network systems and voice, data and video transmission systems. Tellabs products include digital networks, fiber optic systems and products which connect and access network systems. These products build and control transmission infrastructure for telecommunications providers, transport data digitally and provide other digital services such as paging and messaging. Tellabs' customers are local and long-distance telephone carriers, cellular and wireless service providers, cable operators, utilities, government agencies and businesses. Tellabs markets and sells its products through its own direct sales force and through distributors.

           Closing            Closing            Closing            Closing            Closing          Closing
  1996      Price     1997     Price     1998     Price     1999     Price     2000     Price    2001    Price
---------  -------- --------- -------- --------- -------- --------- -------- --------- -------- ------- -------
January    11       January   20 19/32 January   25 19/32 January   42 7/8   January   54       January  64.81
February   11 13/16 February  19 15/16 February  30 3/16  February  40 1/32  February  48
March      12 3/32  March     18 1/16  March     33 9/16  March     48 7/8   March     62 63/64
April      13 13/16 April     19 15/16 April     35 7/16  April     54 45/64 April     54 13/16
May        16 1/8   May       25 1/8   May       34 23/64 May       58 1/2   May       64 15/16
June       16 23/32 June      27 15/16 June      35 13/16 June      67 9/16  June      68 7/16
July       14 15/16 July      29 15/16 July      37 41/64 July      61 9/16  July      65
August     15 27/32 August    29 27/32 August    21 1/8   August    59 9/16  August    56 3/16
September  17 21/32 September 25 3/4   September 19 29/32 September 56 15/16 September 47 3/4
October    21 9/32  October   27       October   27 1/2   October   63 1/4   October   49 15/16
November   19 7/8   November  26       November  27 1/32  November  64 7/8   November  53
December   18 13/16 December  26 7/16  December  34 9/32  December  64 3/16  December  56 1/2

      The closing price on February 15, 2001 was 58.50.

                  TERAYON COMMUNICATIONS SYSTEMS, INC. (TERN)

      Terayon Communications Systems, Inc. develops and markets broadband access services, which include services that allow cable operators to have two-way traffic on their cable systems. Terayon's systems allow cable operators to maximize broadband capacity using existing cable network infrastructure, thereby minimizing the need for infrastructure upgrades. Terayon markets and sells its products through its own direct sales force, distributors and system integrators.

           Closing           Closing           Closing            Closing             Closing          Closing
  1996      Price    1997     Price    1998     Price     1999     Price     2000      Price    2001    Price
---------  ------- --------- ------- --------- -------- --------- -------- --------- --------- ------- -------
January       *    January      *    January      *     January   20 1/4   January    53 1/2   January  6.50
February      *    February     *    February     *     February  15 17/32 February  128 9/16
March         *    March        *    March        *     March     20       March     102 1/2
April         *    April        *    April        *     April     20 3/16  April      46 1/2
May           *    May          *    May          *     May       16 1/16  May        55 1/2
June          *    June         *    June         *     June      27 15/16 June       64 1/4
July          *    July         *    July         *     July      19 9/16  July       51
August        *    August       *    August     4 13/16 August    18       August     55 1/2
September     *    September    *    September  6 5/16  September 24 7/16  September  33 15/16
October       *    October      *    October    6       October   21 7/8   October    22 3/8
November      *    November     *    November  15 5/16  November  31 1/32  November   12 3/8
December      *    December     *    December  18 1/2   December  31 13/32 December    4 1/16

      The closing price on February 15, 2001 was 7.19.

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                          [LOGO] BROADBAND HOLDRS SM



                       1,000,000,000 Depositary Receipts

                           Broadband HOLDRS SM Trust


                             ---------------------

                              P R O S P E C T U S

                             ---------------------



                               February 16, 2001



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